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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James Dimon, Heidi Miller, Christine A. Edwards, David E. Donovan and Michael J. Cavanagh, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign Registration Statements on Form S-8 relating to common stock (the "Securities") of BANK ONE CORPORATION (the "Corporation") to be offered in connection with the Corporation's Savings and Investment Plan, pursuant to resolutions adopted by the Corporation's Board of Directors on December 17, 2002, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Signature                                 Title
         ---------                                 -----

/s/ JOHN H. BRYAN                                  Director
-----------------------------------
John H. Bryan

/s/ JAMES S. CROWN                                 Director
-----------------------------------
James S. Crown

/s/ JAMES DIMON                                    Director and
-----------------------------------                Principal Executive Officer
James Dimon

/s/ MAUREEN A. FAY                                 Director
-----------------------------------
Maureen A. Fay

/s/ JOHN R. HALL                                   Director
-----------------------------------
John R. Hall

/s/ LABAN P. JACKSON, JR.                          Director
-----------------------------------
Laban P. Jackson, Jr.

/s/ JOHN W. KESSLER                                Director
-----------------------------------
John W. Kessler

/s/ RICHARD A. MANOOGIAN                           Director
-----------------------------------
Richard A. Manoogian

/s/ DAVID C. NOVAK                                 Director
-----------------------------------
David C. Novak

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/s/ JOHN W. ROGERS, JR.                                    Director
-----------------------------------
John W. Rogers, Jr.

/s/ FREDERICK P. STRATTON, JR.                             Director
-----------------------------------
Frederick P. Stratton, Jr.

/s/ MELISSA J. MOORE                               Principal Accounting Officer
-----------------------------------
Melissa J. Moore

/s/ HEIDI MILLER                                   Principal Financial Officer
-----------------------------------
Heidi Miller




Dated: December 17, 2002